Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

Dated as of May 5, 2015

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made by and among INTERVAL ACQUISITION CORP., a Delaware corporation (the “Borrower”), INTERVAL LEISURE GROUP, INC., a Delaware corporation (“Holdings”), certain subsidiaries of the Borrower, as guarantors, the lenders who are party to this Amendment (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of June 21, 2012 (as amended by that certain First Amendment to Credit Agreement and Incremental Revolving Commitment Agreement dated as of April 8, 2014, as amended by that certain Second Amendment to Credit Agreement dated as of November 6, 2014, as amended by that certain Third Amendment to Credit Agreement dated as of April 10, 2015 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested to amend the Credit Agreement as specifically set forth herein; and

WHEREAS, subject to the terms of this Amendment, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as specifically set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                           Capitalized Terms.  All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Effective as of the Fourth Amendment Effective Date, the Credit Agreement is hereby amended by:

(a)                                 deleting clause (b) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement in its entirety;

(b)                                 amending and restating clause (c) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement in its entirety and replacing such clause (c) with the following:

“(c)                            a “change of control” or any comparable term under, and as defined in, the New Senior Notes Indenture or any of the other documentation relating to the New Senior Notes shall have occurred; or”;

(c)                                  replacing the reference to “Senior Notes” in clause (f) of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement with “New Senior Notes”;

(d)                                 replacing the reference to “Senior Notes” in clause (a) of the definition of “Consolidated Interest Expense” in Section 1.01 of the Credit Agreement with “New Senior Notes”;

(e)                                  amending the defined term of “Sanctioned Authorities” in Section 1.01 of the Credit Agreement by changing the name thereof to “Sanctioning Authorities” and moving the term to the proper alphabetical order;

(f)                                   adding the following defined terms to Section 1.01 of the Credit Agreement in proper alphabetical order:

““Fourth Amendment Effective Date” means May 5, 2015.”

““New Senior Notes” means (i) the $350.0 million in initial aggregate principal amount of 5.625% Senior Notes due 2023 issued by the Borrower pursuant to the New Senior Notes Indenture, and any exchange notes issued in exchange therefor pursuant to the registration rights agreement executed in connection with the issuance thereof, or any refinancing thereof permitted pursuant to, and in accordance with, Section 8.03(l), or (ii) any other senior notes incurred pursuant to, and in accordance with, Section 8.03(f), or any refinancing thereof permitted pursuant to, and in accordance with, Section 8.03(l).”

““New Senior Notes Indenture” means the Indenture dated as of April 10, 2015 between the Borrower, as issuer, and HSBC Bank USA, National Association, as trustee, or any other indenture governing any other issuance of any New Senior Notes.”;

(g)                                  deleting Section 2.01(h) of the Credit Agreement in its entirety;

(h)                                 replacing the references to “Senior Notes” in clauses (a) and (b) of Section 7.01 of the Credit Agreement with “New Senior Notes”;

(i)                                     replacing the references to “Senior Notes” and “Senior Notes Indenture” in Section 8.03(k) of the Credit Agreement with “New Senior Notes” and “New Senior Notes Indenture” respectively;

(j)                                    amending and restating the parenthetical at the end Section 8.06(d) of the Credit Agreement in its entirety and replacing such parenthetical with the following:

“(which shall be deemed to be 100% for so long as Holdings owns no material assets other than the Capital Stock of the Borrower and does not have any material obligations other than the Obligations and the guarantee of the New Senior Notes)”;

(k)                                 replacing the references to “Senior Notes” and “Senior Notes Indenture” in clause (3) of Section 8.11 of the Credit Agreement with “New Senior Notes” and “New Senior Notes Indenture” respectively; and

(l)                                     amending and restating clause (13) of Section 8.11 of the Credit Agreement in its entirety and replacing such clause with the following:

“(13) any restrictions imposed by any agreement relating to Indebtedness incurred pursuant to Section 8.03(f) to the extent such restrictions are not more restrictive, taken as a whole, than the restrictions contained in the New Senior Notes as in effect on the Fourth Amendment Effective Date;”

Section 3.                                           Conditions of Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Fourth Amendment Effective Date”):

(a)                                 the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each other Credit Party, the Administrative Agent and the Required Lenders; and

(b)                                 the representations and warranties of the Borrower contained in Section 4 shall be true and correct in all material respects (other than Section 4(d), which representations and warranties shall be true in all respects).

Section 4.                                           Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)                                 The execution, delivery and performance by the Borrower of the Amendment has been duly authorized by all necessary corporate or other organizational action and does not (a) contravene the terms of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of (i) any Contractual Obligation to which the Borrower is party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its Property is subject; (c) result in the creation of any Lien (other than Permitted Liens); or (d) violate any Law applicable to the Borrower and the Amendment, except, in the case of clause (b) or (d) only, as would not reasonably be expected to have a Material Adverse Effect.

(b)                                 The Amendment has been duly executed and delivered by the Borrower.  The Amendment constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing.

(c)                                  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment (other than (a) as have already been obtained and are in full force and effect, (b) filings to perfect security interests granted pursuant to the Amendment and (c) approvals, consents, exemptions, authorizations, or other actions, notices or filings the failure to procure which would not reasonably be expected to have a Material Adverse Effect).

(d)                                 After giving effect to this Amendment, the representations and warranties contained in each of the Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects), and except that the representations and warranties contained in Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 7.01(a) and (b) of the Credit Agreement and to the date of such financial statements.

(e)                                  No Default or Event of Default shall exist immediately prior to and after giving effect to (i) this Amendment and (ii) any Credit Extension made in connection herewith.

Section 5.                                           Reference to and Effect on the Credit Documents.  (a)       On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Credit Document.

(b)                                 The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

Section 6.                                           Acknowledgement of Subsidiary Guarantors.  Each Subsidiary Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Credit Documents.

Section 7.                                           Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.    Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.                                           Governing Law.  This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9.                                           Entire Agreement.  This Amendment and the other Credit Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Lenders and/or Wells Fargo Securities, LLC constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INTERVAL ACQUISTION CORP., as Borrower

By:	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

INTERVAL LEISURE GROUP, INC., as Holdings and a Guarantor

By:	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

AHR HOSPITALITY PARTNERS, INC.

AQUA HOSPITALITY LLC

AQUA HOTELS AND RESORTS, INC.

CDP GP, INC.

CERROMAR DEVELOPMENT PARTNERS GP, INC.

GRAND ASPEN HOLDINGS, LLC

GRAND ASPEN LODGING, LLC

HT-HIGHLANDS, INC.

HTS-BC, L.L.C.

HTS-BEACH HOUSE, INC.

HTS-BEACH HOUSE PARTNER, L.L.C.

HTS COCONUT POINT, INC.

HTS-GROUND LAKE TAHOE, INC.

HTS-KEY WEST, INC.

HTS-KW, INC.

HTS-LAKE TAHOE, INC.

HTS-LOAN SERVICING, INC.

HTS-MAIN STREET STATION, INC.

HTS-MAUI, L.L.C.

HTS-SAN ANTONIO, L.L.C.

HTS-SEDONA, INC.

HTS-SUNSET HARBOR PARTNER, L.L.C.

HTS-WINDWARD POINTE PARTNER, L.L.C.

HV GLOBAL GROUP, INC.

HV GLOBAL MANAGEMENT CORPORATION

HV GLOBAL MARKETING CORPORATION

INTERVAL HOLDINGS, INC.

INTERVAL INTERNATIONAL, INC.

INTERVAL RESORT & FINANCIAL SERVICES, INC.

OWNERS’ RESORTS AND EXCHANGE, INC.

S.O.I. ACQUISITION CORP.

VACATION OWNERSHIP LENDING GP, INC.

VACATION RESORTS INTERNATIONAL

VOL GP, INC.

WINDWARD POINTE II, L.L.C.

WORLDWIDE VACATION & TRAVEL, INC.

XYZII, INC.

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

IIC HOLDINGS, INCORPORATED

ILG INTERNATIONAL HOLDINGS, INC.

INTERVAL SOFTWARE SERVICES, LLC

MANAGEMENT ACQUISITION HOLDINGS, LLC

RESORT SALES SERVICES, INC.

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: President

ILG MANAGEMENT, LLC

VRI-ORE, LLC

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Manager

AQUA HOTELS & RESORTS, LLC

DIAMOND HEAD MANAGEMENT, LLC

HOTEL MANAGEMENT SERVICES, LLC

KAI MANAGEMENT SERVICES LLC

By:  Aqua Hospitality LLC, as manager

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

AQUA HOTELS AND RESORTS OPERATOR LLC

AQUA LUANA OPERATOR LLC

By:  Aqua Hospitality LLC, as managing member

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

ASTON HOTELS & RESORTS, LLC

ASTON HOTELS & RESORTS FLORIDA, LLC

MAUI CONDO AND HOME, LLC

RQI HOLDINGS, LLC

By:	/s/ Victoria J. Kincke
Name: Victoria J. Kincke
Title: Manager

BEACH HOUSE DEVELOPMENT PARTNERSHIP

By:  HTS-Beach House, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

CDP INVESTORS L.P.

By:  CDP GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

CERROMAR DEVELOPMENT PARTNERS, L.P., S.E.

By:  Cerromar Development Partners GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

HIGHLANDS INN INVESTORS II, L.P.

By:  HT-Highlands, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

HTS-SAN ANTONIO, L.P.

By:  HTS-San Antonio, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

HTS-WILD OAK RANCH BEVERAGE, LLC

HTS-SAN ANTONIO, INC.

MERIDIAN FINANCIAL SERVICES, INC.

TRADING PLACES INTERNATIONAL, LLC

By	/s/ Victoria J. Kincke
Name: Victoria J. Kincke
Title: Senior Vice President and Secretary

HVC-HIGHLANDS, L.L.C.

By:  HT-Highlands, Inc., as general partner of Highlands Inn Investors II, L.P., the sole member

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

KEY WESTER LIMITED

By:  HTS-KW, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

MERAGON FINANCIAL SERVICES, INC.

By	/s/ Gregory B. Sheperd
Name: Gregory B. Sheperd
Title: President

PARADISE VACATION ADVENTURES, LLC

By:  Trading Places International, LLC, as sole member

By	/s/ Victoria J. Kincke
Name: Victoria J. Kincke
Title: Senior Vice President and Secretary

REP HOLDINGS, LTD.

By	/s/ Victoria J. Kincke
Name: Victoria J. Kincke
Title: Secretary

RESORT MANAGEMENT FINANCE SERVICES, INC.

By	/s/ Michele L. Keusch
Name: Michele Keusch
Title: President

SUNSET HARBOR DEVELOPMENT PARTNERSHIP

By:  HTS-Key West, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

VACATION OWNERSHIP LENDING L.P.

By:  Vacation Ownership Lending GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

VOL INVESTORS, L.P.

By:  VOL GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent and Collateral Agent, L/C Issuer, Swingline Lender and a Lender

By:	/s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Julia H. Rocawich
Name: Julia H. Rocawich
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Britton Core
Name: Britton Core
Title: Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ James R Spaulding
Name: James R Spaulding
Title: FVP

FIFTH THIRD BANK, as a Lender

By:	/s/ David C. Jackson
Name: David C. Jackson
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Antje B. Focke
Name: Antje B. Focke
Title: Vice President

SYNOVUS BANK, as a Lender

By:	/s/ Susan Richards
Name: Susan Richards
Title: Corporate Portfolio Manager

BANKUNITED, N.A., as a Lender

By:	/s/ Vanessa Civalero
Name: Vanessa Civalero
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Derick Duchodni
Name: Derick Duchodni
Title: Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Anthony D. Nigro
Name: Anthony D. Nigro
Title: Senior Vice President

CITY NATIONAL BANK, N.A., as a Lender

By:	/s/ Tyler Kurau
Name: Tyler Kurau
Title: Senior Vice President

MUFG UNION BANK N.A. f/k/a
UNION BANK, N.A., as a Lender

By:	/s/ Pierre Bury
	Name:	Pierre Bury
	Title:	Director